Exhibit 10.24

FIRST AMENDMENT TO

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

THIS FIRST AMENDMENT TO THE MOZAIC GROUP LTD. AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT (this “First Amendment”) is made as of the 18th day of August 2005 by and among MOZAIC GROUP LTD., a Missouri corporation (“Mozaic”), SOUTHERN GRAPHIC SYSTEMS, INC., a Kentucky corporation (“SGS”), and the Persons listed on pages 2 and 3 of the signature pages attached hereto (the “Minority Shareholders”).

WHEREAS, Mozaic, SGS and the Minority Shareholders are parties to the Mozaic Group Ltd. Amended and Restated Shareholders’ Agreement dated June 30, 2004 (the “Agreement”);

WHEREAS, the parties desire to amend the Agreement pursuant to this First Amendment; and

WHEREAS, this First Amendment is being made in connection with amendments of even date herewith to the Loan Agreement dated June 30, 2004 between Alcoa Securities Corporation and Mozaic Group Ltd.; the Employment Agreement dated as of June 30, 2004 between Mozaic Group Ltd. and Mary Ann Gibson; and the Stock Purchase Agreement dated as of June 30, 2004 among Southern Graphic Systems, Inc., Mozaic Group Ltd. and Mary Ann Gibson (collectively, the “Other Amendments”).

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and in the Agreement, the Other Amendments, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties acknowledge and agree as follows:

1. In Section 5.1 of the Agreement, both references to “Year 3” are amended to refer to “Year 4”.

2. In Section 6.1 of the Agreement:

(a) both references to “Year 2” are amended to refer to “Year 3”.

(b) both references to “Year 3” are amended to refer to “Year 4”.

3. In Section 7.1 of the Agreement, both references to “Year 3” are amended to refer to Tear 4”.

4. In Section 8.1(d) of the Agreement, all four references to “Year 2” are amended to refer to “Year 3”.

5. Section 15.1 of the Agreement is amended to add the following definition: “ ‘Year 4’ means the twelve month period beginning July 1, 2007 and ending June 30, 2008.”

6. Capitalized terms used in this First Amendment and not otherwise defined herein shall have the meanings provided in the Agreement.

7. Except as expressly amended hereby, all of the terms and conditions of the Agreement shall continue in full force and effect. If there is a conflict between the terms and conditions set forth in this First Amendment and the terms and conditions set forth in the Agreement, the terms set forth in this First Amendment shall prevail.

[Signatures appear on the following three pages]

2

SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

(page 1 of 3)

IN WITNESS WHEREOF, this First Amendment has been duly executed by the parties hereto as of the day and year first above written.

SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

(page 2 of 3)

IN WITNESS WHEREOF, this First Amendment has been duly executed by the parties hereto as of the day and year first above written.

SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

(page 3 of 3)

IN WITNESS WHEREOF, this First Amendment has been duly executed by the parties hereto as of the day and year first above written.

FIRST AMENDMENT TO

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

SPOUSAL CONSENT

The undersigned, being the spouse of Raymond E. Earlewine hereby states and acknowledges as follows:

CONSENT

I have read the First Amendment to Amended and Restated Shareholders’ Agreement and understand its terms. I irrevocably consent to my spouse’s entering into the First Amendment to Amended and Restated Shareholders’ Agreement and I irrevocably consent to its terms, provisions and operation. I waive any marital interest I may have or any requirement that my consent be obtained with respect to the conveyance of my spouse’s Shares in accordance with the Amended and Restated Shareholders’ Agreement as amended by the First Amendment.

Dated this 21 day of August 2005.

FIRST AMENDMENT TO

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

SPOUSAL CONSENT

The undersigned, being the spouse of Ken Reece, hereby states and acknowledges as follows:

CONSENT

I have read the First Amendment to Amended and Restated Shareholders’ Agreement and understand its terms. I irrevocably consent to my spouse’s entering into the First Amendment to Amended and Restated Shareholders’ Agreement and I irrevocably consent to its terms, provisions and operation. I waive any marital interest I may have or any requirement that my consent be obtained with respect to the conveyance of my spouse’s Shares in accordance with the Amended and Restated Shareholders’ Agreement as amended by the First Amendment.

Dated this 21 day of August 2005.

FIRST AMENDMENT TO

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

SPOUSAL CONSENT

The undersigned, being the spouse of Patrick Bradley, hereby states and acknowledges as follows:

CONSENT

I have read the First Amendment to Amended and Restated Shareholders’ Agreement and understand its terms. I irrevocably consent to my spouse’s entering into the First Amendment to Amended and Restated Shareholders’ Agreement and I irrevocably consent to its terms, provisions and operation. I waive any marital interest I may have or any requirement that my consent be obtained with respect to the conveyance of my spouse’s Shares in accordance with the Amended and Restated Shareholders’ Agreement as amended by the First Amendment.

Dated this 22 day of August 2005.

FIRST AMENDMENT TO

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

SPOUSAL CONSENT

The undersigned, being the spouse of William J. Irvine III, hereby states and acknowledges as follows:

CONSENT

I have read the First Amendment to Amended and Restated Shareholders’ Agreement and understand its terms. I irrevocably consent to my spouse’s entering into the First Amendment to Amended and Restated Shareholders’ Agreement and I irrevocably consent to its terms, provisions and operation. I waive any marital interest I may have or any requirement that my consent be obtained with respect to the conveyance of my spouse’s Shares in accordance with the Amended and Restated Shareholders’ Agreement as amended by the First Amendment.

Dated this 21 day of August 2005.

FIRST AMENDMENT TO

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

SPOUSAL CONSENT

The undersigned, being the spouse of Tom Tham, hereby states and acknowledges as follows:

CONSENT

I have read the First Amendment to Amended and Restated Shareholders’ Agreement and understand its terms. I irrevocably consent to my spouse’s entering into the First Amendment to Amended and Restated Shareholders’ Agreement and I irrevocably consent to its terms, provisions and operation. I waive any marital interest I may have or any requirement that my consent be obtained with respect to the conveyance of my spouse’s Shares in accordance with the Amended and Restated Shareholders’ Agreement as amended by the First Amendment.

Dated this 22 day of August 2005.

FIRST AMENDMENT TO

AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

SPOUSAL CONSENT

The undersigned, being the spouse of Jeff Stein, hereby states and acknowledges as follows:

CONSENT

I have read the First Amendment to Amended and Restated Shareholders’ Agreement and understand its terms. I irrevocably consent to my spouse’s entering into the First Amendment to Amended and Restated Shareholders’ Agreement and I irrevocably consent to its terms, provisions and operation. I waive any marital interest I may have or any requirement that my consent be obtained with respect to the conveyance of my spouse’s Shares in accordance with the Amended and Restated Shareholders’ Agreement as amended by the First Amendment.

Dated this 25 day of August 2005.